Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT MARCH 31, 2021 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	11,434	—	—	11,434	—	11,434
Dallas, TX	9,767	—	348	10,115	—	10,115
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	5,867	282	—	6,149	—	6,149
Raleigh/Durham, NC	5,350	—	—	5,350	—	5,350
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Fort Worth, TX	4,249	—	168	4,417	—	4,417
Nashville, TN	4,375	—	—	4,375	—	4,375
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	3,168	—	—	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	138	2,761
Greenville, SC	2,084	271	—	2,355	—	2,355
Savannah, GA	1,837	382	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	7,076	1,790	—	8,866	—	8,866
Total Multifamily Units	97,003	2,725	516	100,244	138	100,382

(1)	Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of March 31, 2021			Average Effective	As of March 31, 2021
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended March 31, 2021	Completed Units	Total Units, Including Development
Atlanta, GA	$2,009,059	14.3%	95.4%	$1,473	11,434
Dallas, TX	1,418,457	10.1%	96.0%	1,292	9,767
Charlotte, NC	971,912	6.9%	96.5%	1,245	6,149
Washington, DC	969,129	6.9%	96.7%	1,789	4,080
Tampa, FL	883,264	6.3%	97.6%	1,534	5,220
Austin, TX	846,050	6.0%	96.1%	1,272	7,117
Orlando, FL	831,759	5.9%	96.0%	1,453	5,274
Raleigh/Durham, NC	701,931	5.0%	95.8%	1,183	5,350
Houston, TX	608,281	4.3%	95.2%	1,206	4,867
Nashville, TN	536,232	3.8%	95.3%	1,313	4,375
Charleston, SC	404,315	2.9%	96.7%	1,271	3,168
Fort Worth, TX	396,806	2.8%	96.6%	1,198	4,249
Phoenix, AZ	379,706	2.7%	97.3%	1,328	2,623
Jacksonville, FL	291,702	2.1%	98.1%	1,180	3,496
Richmond, VA	267,273	1.9%	97.1%	1,256	2,004
Savannah, GA	244,229	1.7%	97.5%	1,136	2,219
Greenville, SC	228,275	1.6%	96.7%	1,025	2,355
Denver, CO	211,582	1.5%	93.8%	1,625	812
Kansas City, MO-KS	186,758	1.3%	94.0%	1,291	1,110
San Antonio, TX	163,342	1.2%	97.1%	1,128	1,504
Birmingham, AL	160,025	1.1%	96.8%	1,109	1,462
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	$183,946	1.3%	97.1%	$1,034	2,754
Florida	177,651	1.3%	96.9%	1,391	1,806
Alabama	161,116	1.1%	97.4%	1,094	1,648
Virginia	153,546	1.1%	97.4%	1,377	1,039
Kentucky	93,833	0.7%	97.0%	923	1,308
Mississippi	73,258	0.5%	97.3%	956	1,241
Nevada	71,257	0.5%	96.4%	1,204	721
South Carolina	36,230	0.3%	95.8%	934	576
Stabilized Communities	$13,660,924	97.0%	96.3%	$1,301	99,728
Orlando, FL	$132,105	0.9%				633
Phoenix, AZ	94,626	0.7%	13.3%	1,622	138	662
Dallas, TX	64,765	0.5%	69.0%	1,498	348	348
Denver, CO	57,536	0.4%				306
Houston, TX	36,893	0.3%				308
Fort Worth, TX	26,332	0.2%	89.3%	1,308	168	168
Austin, TX	13,198	0.1%				350
Lease-up / Development Communities	$425,455	3.0%	50.7%	$1,475	654	2,775
Total Multifamily Communities	$14,086,379	100.0%	95.9%	$1,302	100,382	102,503

(1)	Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of March 31, 2021		Three Months Ended
	Apartment Units	Gross Real Assets	March 31, 2021	March 31, 2020	Percent Change
Operating Revenues
Same Store Communities	97,003	$13,317,442	$407,037	$401,370	1.4%
Non-Same Store Communities	2,725	343,482	10,420	10,327
Lease-up/Development Communities	654	425,455	1,721	63
Total Multifamily Portfolio	100,382	$14,086,379	$419,178	$411,760
Commercial Property/Land	—	273,676	5,827	6,338
Total Operating Revenues	100,382	$14,360,055	$425,005	$418,098

Property Operating Expenses
Same Store Communities			$154,307	$146,336	5.4%
Non-Same Store Communities			4,307	4,216
Lease-up/Development Communities			1,361	93
Total Multifamily Portfolio			$159,975	$150,645
Commercial Property/Land			2,493	2,527
Total Property Operating Expenses			$162,468	$153,172

Net Operating Income
Same Store Communities			$252,730	$255,034	-0.9%
Non-Same Store Communities			6,113	6,111
Lease-up/Development Communities			360	(30)
Total Multifamily Portfolio			$259,203	$261,115
Commercial Property/Land			3,334	3,811
Total Net Operating Income			$262,537	$264,926	-0.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended
	March 31, 2021	March 31, 2020	Percent Change
Personnel	$33,809	$33,128	2.1%
Building Repair and Maintenance	17,134	16,665	2.8%
Utilities	28,761	26,691	7.8%
Marketing	5,298	4,673	13.4%
Office Operations	5,589	5,413	3.3%
Property Taxes	58,214	56,520	3.0%
Insurance	5,502	3,246	69.5%
Total Property Operating Expenses	$154,307	$146,336	5.4%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended
	Apartment Units	Same Store NOI	March 31, 2021	March 31, 2020
Atlanta, GA	11,434	13.2%	94.8%	94.9%
Dallas, TX	9,767	8.6%	95.2%	95.7%
Tampa, FL	5,220	6.6%	97.0%	95.5%
Charlotte, NC	5,867	6.5%	96.0%	96.4%
Washington, DC	4,080	6.2%	96.1%	96.4%
Austin, TX	7,117	6.1%	95.3%	95.9%
Orlando, FL	5,274	6.1%	95.4%	95.1%
Raleigh/Durham, NC	5,350	5.6%	95.7%	96.4%
Nashville, TN	4,375	4.6%	94.6%	95.8%
Houston, TX	4,867	4.0%	93.9%	95.2%
Fort Worth, TX	4,249	3.8%	95.7%	95.1%
Jacksonville, FL	3,496	3.4%	97.5%	96.0%
Charleston, SC	3,168	3.3%	95.8%	95.5%
Phoenix, AZ	2,623	3.2%	96.9%	96.9%
Richmond, VA	2,004	2.2%	96.9%	96.2%
Savannah, GA	1,837	1.8%	97.1%	95.7%
Greenville, SC	2,084	1.7%	96.0%	94.5%
Memphis, TN	1,811	1.5%	97.6%	95.7%
Birmingham, AL	1,462	1.3%	96.6%	96.0%
San Antonio, TX	1,504	1.2%	94.9%	96.3%
Huntsville, AL	1,228	1.2%	96.8%	97.1%
Kansas City, MO-KS	1,110	1.1%	93.9%	95.7%
Other	7,076	6.8%	96.2%	95.5%
Total Same Store	97,003	100.0%	95.7%	95.7%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2021	Q1 2020	% Chg	Q1 2021	Q1 2020	% Chg	Q1 2021	Q1 2020	% Chg	Q1 2021	Q1 2020	% Chg
Atlanta, GA	11,434	$53,106	$52,744	0.7%	$19,807	$19,332	2.5%	$33,299	$33,412	(0.3)%	$1,473	$1,465	0.6%
Dallas, TX	9,767	39,920	40,203	(0.7)%	18,140	16,949	7.0%	21,780	23,254	(6.3)%	1,292	1,299	(0.6)%
Tampa, FL	5,220	25,872	24,785	4.4%	9,115	8,606	5.9%	16,757	16,179	3.6%	1,534	1,485	3.3%
Charlotte, NC	5,867	23,770	23,890	(0.5)%	7,304	6,995	4.4%	16,466	16,895	(2.5)%	1,254	1,256	(0.1)%
Washington, DC	4,080	22,977	23,228	(1.1)%	7,300	7,068	3.3%	15,677	16,160	(3.0)%	1,789	1,800	(0.6)%
Austin, TX	7,117	28,955	29,454	(1.7)%	13,530	12,679	6.7%	15,425	16,775	(8.0)%	1,272	1,265	0.5%
Orlando, FL	5,274	24,598	24,635	(0.2)%	9,193	8,866	3.7%	15,405	15,769	(2.3)%	1,454	1,466	(0.9)%
Raleigh/Durham, NC	5,350	20,845	20,401	2.2%	6,770	6,514	3.9%	14,075	13,887	1.4%	1,183	1,154	2.5%
Nashville, TN	4,375	18,302	18,240	0.3%	6,697	6,035	11.0%	11,605	12,205	(4.9)%	1,313	1,301	0.9%
Houston, TX	4,867	18,523	18,820	(1.6)%	8,359	8,325	0.4%	10,164	10,495	(3.2)%	1,206	1,220	(1.2)%
Fort Worth, TX	4,249	17,016	16,603	2.5%	7,307	6,676	9.5%	9,709	9,927	(2.2)%	1,198	1,171	2.3%
Jacksonville, FL	3,496	13,134	12,621	4.1%	4,574	4,282	6.8%	8,560	8,339	2.7%	1,180	1,143	3.3%
Charleston, SC	3,168	13,057	12,536	4.2%	4,708	4,574	2.9%	8,349	7,962	4.9%	1,271	1,227	3.6%
Phoenix, AZ	2,623	11,262	10,764	4.6%	3,126	2,941	6.3%	8,136	7,823	4.0%	1,328	1,273	4.3%
Richmond, VA	2,004	8,282	7,866	5.3%	2,770	2,531	9.4%	5,512	5,335	3.3%	1,256	1,214	3.5%
Savannah, GA	1,837	7,155	6,846	4.5%	2,715	2,520	7.7%	4,440	4,326	2.6%	1,172	1,138	3.0%
Greenville, SC	2,084	6,846	6,466	5.9%	2,615	2,484	5.3%	4,231	3,982	6.3%	961	931	3.2%
Memphis, TN	1,811	6,442	5,961	8.1%	2,575	2,366	8.8%	3,867	3,595	7.6%	1,077	1,018	5.8%
Birmingham, AL	1,462	5,529	5,289	4.5%	2,164	2,031	6.5%	3,365	3,258	3.3%	1,109	1,072	3.5%
San Antonio, TX	1,504	5,377	5,491	(2.1)%	2,371	2,381	(0.4)%	3,006	3,110	(3.3)%	1,128	1,119	0.9%
Huntsville, AL	1,228	4,435	3,980	11.4%	1,499	1,312	14.3%	2,936	2,668	10.0%	1,054	963	9.5%
Kansas City, MO-KS	1,110	4,501	4,499	0.0%	1,688	1,627	3.7%	2,813	2,872	(2.1)%	1,291	1,278	1.0%
Other	7,076	27,133	26,048	4.2%	9,980	9,242	8.0%	17,153	16,806	2.1%	1,187	1,150	3.3%
Total Same Store	97,003	$407,037	$401,370	1.4%	$154,307	$146,336	5.4%	$252,730	$255,034	(0.9)%	$1,305	$1,288	1.3%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q1 2021	Q4 2020	% Chg	Q1 2021	Q4 2020	% Chg	Q1 2021	Q4 2020	% Chg	Q1 2021	Q4 2020	% Chg
Atlanta, GA	11,434	$53,106	$53,306	(0.4)%	$19,807	$19,617	1.0%	$33,299	$33,689	(1.2)%	$1,473	$1,466	0.5%
Dallas, TX	9,767	39,920	39,895	0.1%	18,140	17,958	1.0%	21,780	21,937	(0.7)%	1,292	1,290	0.1%
Tampa, FL	5,220	25,872	25,517	1.4%	9,115	8,707	4.7%	16,757	16,810	(0.3)%	1,534	1,517	1.1%
Charlotte, NC	5,867	23,770	23,837	(0.3)%	7,304	7,629	(4.3)%	16,466	16,208	1.6%	1,254	1,249	0.5%
Washington, DC	4,080	22,977	23,214	(1.0)%	7,300	7,008	4.2%	15,677	16,206	(3.3)%	1,789	1,792	(0.2)%
Austin, TX	7,117	28,955	29,393	(1.5)%	13,530	13,893	(2.6)%	15,425	15,500	(0.5)%	1,272	1,268	0.3%
Orlando, FL	5,274	24,598	24,383	0.9%	9,193	9,000	2.1%	15,405	15,383	0.1%	1,454	1,452	0.1%
Raleigh/Durham, NC	5,350	20,845	20,836	0.0%	6,770	6,881	(1.6)%	14,075	13,955	0.9%	1,183	1,177	0.5%
Nashville, TN	4,375	18,302	18,374	(0.4)%	6,697	6,704	(0.1)%	11,605	11,670	(0.6)%	1,313	1,309	0.3%
Houston, TX	4,867	18,523	18,619	(0.5)%	8,359	8,640	(3.3)%	10,164	9,979	1.9%	1,206	1,208	(0.2)%
Fort Worth, TX	4,249	17,016	16,954	0.4%	7,307	7,082	3.2%	9,709	9,872	(1.7)%	1,198	1,189	0.7%
Jacksonville, FL	3,496	13,134	12,919	1.7%	4,574	4,335	5.5%	8,560	8,584	(0.3)%	1,180	1,168	1.1%
Charleston, SC	3,168	13,057	12,950	0.8%	4,708	4,596	2.4%	8,349	8,354	(0.1)%	1,271	1,261	0.8%
Phoenix, AZ	2,623	11,262	11,185	0.7%	3,126	3,063	2.1%	8,136	8,122	0.2%	1,328	1,311	1.3%
Richmond, VA	2,004	8,282	8,293	(0.1)%	2,770	2,667	3.9%	5,512	5,626	(2.0)%	1,256	1,245	0.9%
Savannah, GA	1,837	7,155	6,979	2.5%	2,715	2,530	7.3%	4,440	4,449	(0.2)%	1,172	1,156	1.4%
Greenville, SC	2,084	6,846	6,774	1.1%	2,615	2,380	9.9%	4,231	4,394	(3.7)%	961	952	1.0%
Memphis, TN	1,811	6,442	6,343	1.6%	2,575	2,438	5.6%	3,867	3,905	(1.0)%	1,077	1,059	1.7%
Birmingham, AL	1,462	5,529	5,501	0.5%	2,164	2,072	4.4%	3,365	3,429	(1.9)%	1,109	1,096	1.2%
San Antonio, TX	1,504	5,377	5,460	(1.5)%	2,371	2,513	(5.7)%	3,006	2,947	2.0%	1,128	1,123	0.5%
Huntsville, AL	1,228	4,435	4,383	1.2%	1,499	1,494	0.3%	2,936	2,889	1.6%	1,054	1,035	1.9%
Kansas City, MO-KS	1,110	4,501	4,559	(1.3)%	1,688	1,677	0.7%	2,813	2,882	(2.4)%	1,291	1,295	(0.3)%
Other	7,076	27,133	26,926	0.8%	9,980	9,378	6.4%	17,153	17,548	(2.3)%	1,187	1,179	0.8%
Total Same Store	97,003	$407,037	$406,600	0.1%	$154,307	$152,262	1.3%	$252,730	$254,338	(0.6)%	$1,305	$1,298	0.5%

Supplemental Data S-6

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands

		Units as of
		March 31, 2021				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date (1)	Cost	Q1 2021	After
Novel Midtown (2)	Phoenix, AZ	345	138	76	1Q19	1Q21	2Q21	4Q22	$84,000	$78,286	$5,714
MAA Westglenn	Denver, CO	306	—	—	3Q19	2Q21	4Q21	4Q22	84,500	57,536	26,964
MAA Robinson	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	1Q23	99,000	79,085	19,915
Sand Lake (3)	Orlando, FL	264	—	—	4Q19	2Q21	4Q21	1Q23	68,000	53,020	14,980
MAA Park Point	Houston, TX	308	—	—	4Q19	3Q21	1Q22	1Q23	57,000	36,893	20,107
MAA Windmill Hill	Austin, TX	350	—	—	4Q20	1Q22	3Q22	4Q23	63,000	13,198	49,802
Novel Val Vista (2)	Phoenix, AZ	317	—	—	4Q20	3Q22	1Q23	2Q24	72,500	16,331	56,169
Total Active		2,259	138	76					$528,000	$334,349	$193,651

(1)Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

(2)  MAA owns 80% of the joint venture that owns this property.

(3)  MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY INTERIOR REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data

	Three months ended March 31, 2021
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
964	$5,356	$5,556	$118	10.1%	10,000 - 13,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands

		As of March 31, 2021
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization (1)	Total Cost
Copper Ridge II	Fort Worth, TX	168	89.3%	2Q20	2Q21	$26,255
MAA Frisco Bridges II	Dallas, TX	348	69.0%	1Q21	1Q22	64,765
Total		516	75.6%			$91,020
(1)	Communities are considered stabilized after achieving 90% average physical occupancy for 90 days.

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2021

Dollars in thousands

DEBT SUMMARIES
Floating Versus Fixed Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,272,585	91.7%	3.7%	7.7
Floating (unhedged) debt	385,000	8.3%	0.2%	0.1
Total	$4,657,585	100.0%	3.4%	7.1

Secured Versus Unsecured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$4,291,332	92.1%	3.3%	5.3
Secured debt	366,253	7.9%	4.4%	27.4
Total	$4,657,585	100.0%	3.4%	7.1

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q1 2021 NOI	Percent of Total
Unencumbered gross assets	$13,639,888	92.6%	$250,155	95.3%
Encumbered gross assets	1,097,007	7.4%	12,382	4.7%
Total	$14,736,895	100.0%	$262,537	100.0%

Supplemental Data S-7

DEBT AND DEBT COVENANTS AS OF MARCH 31, 2021 (CONTINUED)

Dollars in thousands

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Rate
2021	$72,737	5.4%
2022	366,256	3.6%
2023	360,563	4.2%
2024	417,376	4.0%
2025	402,875	4.2%
2026	—	—
2027	595,174	3.7%
2028	395,630	4.2%
2029	561,415	3.7%
2030	296,936	3.1%
Thereafter	803,623	3.0%
Total	$4,272,585	3.7%

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2021	$385,000	$—	$72,737	$—	$457,737
2022	—	249,370	116,886	—	366,256
2023	—	348,329	12,234	—	360,563
2024	—	397,414	19,962	—	417,376
2025	—	396,417	—	6,458	402,875
2026	—	—	—	—	—
2027	—	595,174	—	—	595,174
2028	—	395,630	—	—	395,630
2029	—	561,415	—	—	561,415
2030	—	296,936	—	—	296,936
Thereafter	—	443,828	—	359,795	803,623
Total	$385,000	$3,684,513	$221,819	$366,253	$4,657,585
(1)

The $385.0 million maturing in 2021 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of March 31, 2021. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended March 31, 2021, average daily borrowings outstanding under the commercial paper program were $298.1 million.

(2)

There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of March 31, 2021. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.6%	Yes
Total secured debt to adjusted total assets	40% or less	2.5%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.6x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	318%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	27.7%	Yes
Total secured debt to total capitalized asset value	40% or Less	2.3%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.4x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.9%	Yes

(1)The calculations of the Bond Covenants and Bank Covenants are specifically defined in MAALP’s debt agreements.

Supplemental Data S-8

2021 GUIDANCE

MAA provides guidance on expected Core FFO per Share and Core AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share.  A reconciliation of expected Net income per diluted common share to expected Core FFO per Share and Core AFFO per Share is provided below.

Full Year 2021
Earnings:
Earnings per common share - diluted	$3.34 to $3.64
Midpoint	$3.49
Core FFO per Share - diluted	$6.35 to $6.65
Midpoint	$6.50
Core AFFO per Share - diluted	$5.67 to $5.97
Midpoint	$5.82

MAA Same Store Communities:
Number of units	97,003
Average physical occupancy	95.25% to 95.75%
Property revenue growth (1)	1.00% to 3.00%
Property operating expense growth (1)	3.00% to 5.00%
NOI growth (1)	0.00% to 2.00%
Real estate tax expense growth	3.25% to 4.25%

Corporate Expenses:
General and administrative expenses	$47.5 to $49.5 million
Property management expenses	$57.5 to $59.5 million
Total overhead	$105.0 to $109.0 million

Transaction/Investment Volume:
Multifamily acquisition volume	—
Multifamily disposition volume	$200.0 to $250.0 million
Development investment	$250.0 to $350.0 million

Debt:
Average effective interest rate	3.5% to 3.7%
Capitalized interest	$7.0 to $8.0 million

Diluted FFO Shares Outstanding:
Diluted common shares and units	118.5 million to 119.0 million
(1)

Guidance includes impact of Double Play bulk internet program, which is expected to contribute 0.3% to 0.4% of property revenue growth, 0.7% to 0.8% of property operating expense growth and 0.1% to 0.2% of NOI growth to the results for the year ending December 31, 2021.

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE TO CORE FFO AND CORE AFFO PER SHARE FOR 2021 GUIDANCE
	Full Year 2021 Guidance Range
	Low	High
Earnings per common share - diluted	$3.34	$3.64
Real estate depreciation and amortization	4.39	4.39
Gains on sale of depreciable assets	(1.54)	(1.54)
FFO per Share - diluted	6.19	6.49
Non-Core items (1)	0.16	0.16
Core FFO per Share - diluted	6.35	6.65
Recurring capital expenditures	(0.68)	(0.68)
Core AFFO per Share - diluted	$5.67	$5.97
(1)

Non-Core items may include adjustments related to the fair value of the embedded derivative in the MAA Series I preferred shares, gain or loss on sale of non-depreciable assets, adjustments for gains or losses from unconsolidated limited partnerships, net casualty gain or loss, gain or loss on debt extinguishment, non-routine legal costs and settlements, COVID-19 related costs, and mark-to-market debt adjustments.

Supplemental Data S-9

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings (1)	F2	BBB+	Stable
Moody’s Investors Service (2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services (1)	A-2	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP
(2)	Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q2 2021	Q3 2021	Q4 2021	Q1 2022
Earnings release & conference call	Late July	Late October	Late January	Late April

Dividend Information - Common Shares:	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Declaration date	3/19/2020	5/19/2020	9/24/2020	12/8/2020	3/23/2021
Record date	4/15/2020	7/15/2020	10/15/2020	1/15/2021	4/15/2021
Payment date	4/30/2020	7/31/2020	10/30/2020	1/29/2021	4/30/2021
Distributions per share	$1.0000	$1.0000	$1.0000	$1.0250	$1.0250

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-10